                                                                  EXHIBIT 10.30
================================================================================




                              LSI LOGIC CORPORATION





                       -----------------------------------

                   THIRD AMENDMENT TO PARTICIPATION AGREEMENT
                                       AND
                                OMNIBUS AMENDMENT
                         Dated as of September 28, 2001



                                       to



                               OPERATIVE DOCUMENTS
                           Dated as of April 20, 2001

                       -----------------------------------





                        Re: Synthetic Lease Financing for
                              LSI Logic Corporation
                          (LSI Logic Trust No. 2001-A)






================================================================================

                    OMNIBUS AMENDMENT TO OPERATIVE DOCUMENTS

      THIS THIRD AMENDMENT TO PARTICIPATION AGREEMENT AND OMNIBUS AMENDMENT dated as of September 28, 2001 (the or this "Omnibus Amendment") to the Operative Documents each dated as of April 20, 2001 (as heretofore amended) is among LSI LOGIC CORPORATION, a Delaware corporation (solely in its capacity as a Participant (as defined below) under the Participation Agreement (as defined below), "LSI" and, otherwise, "Lessee"), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (f/k/a First Security Bank, National Association), not in its individual capacity but solely as Certificate Trustee ("Certificate Trustee"), WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION (f/k/a First Security Trust Company of Nevada), not in its individual capacity but solely as Agent ("Agent"), and each of the institutions currently a "Participant" under Participation Agreement referred to below (collectively, the "Participants").


                                    RECITALS:

      A. Lessee, Certificate Trustee, Agent and the Participants are parties to that certain Participation Agreement, dated as of April 20, 2001 (the "Participation Agreement"), as amended by the First Amendment to Participation Agreement dated as of July 13, 2001 and the Second Amendment to Participation Agreement dated as of August 2, 2001.

      B. Pursuant to the Assignment Agreement dated as of an even date hereof (the "Assignment Agreement"), certain of the original Participants have assigned
(i) their Notes (or a portion thereof) to LSI and Eligible Assignees in an aggregate principal amount equal to $112,556,805.25, and (ii) their Certificates (or a portion thereof) to Eligible Assignees in an aggregate Certificate Amount equal to $4,461,440.51, in each case, as well as their commitments to fund additional Advances.

      C. Pursuant to the Cash Collateral Agreement, dated as of an even date hereof, Lessee shall pledge cash or certificates of deposit in amount equal to at least the outstanding principal amount of the Notes (other than Notes held by LSI) and the Certificate Amount of the Certificates held by the Participants.

      D. Lessee, Certificate Trustee, Agent and the Participants now wish to amend certain provisions contained in the Operative Documents (as such term is defined in Appendix I to the Participation Agreement) and have agreed to effect such amendments upon the terms and subject to the conditions set forth herein.

      E. All requirements of law have been fully complied with and all other acts and things necessary to make this Omnibus Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

      NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Omnibus Amendment set forth in Section
7.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

SECTION 1.   DEFINITIONS AND INTERPRETATIONS.

      Section 1. Definitions; Interpretation. Unless otherwise indicated in this Omnibus Amendment, (a) each term set forth in Appendix I to the Participation Agreement, when used in this Omnibus Amendment, shall have the meaning given to that term in Appendix I, and (b) the rules of interpretation set forth in Appendix I to the Participation Agreement shall apply to this Omnibus Amendment and are incorporated herein by this reference.

SECTION 2.   AMENDMENTS TO PARTICIPATION AGREEMENT.

      Section 2.1. Section 2.14(a)(i) of the Participation Agreement shall be and is hereby amended in its entirety to read as follows:

                  (a) (i) Lessee shall pay to each Lender through the Agent, on each Payment Date occurring in each calendar month during the Commitment Period, and on the last day of the Commitment Period, a commitment fee at a rate per annum equal to the Applicable Lender Commitment Fee Margin on the unused Commitment of such Lender hereunder, during the preceding one-month period (or other period commencing on the Document Closing Date or ending on the last day of the Commitment Period); provided, however, that no commitment fee shall accrue or be payable to LSI on any unused Commitment of LSI as a Lender. Such fee shall commence to accrue on the Document Closing Date and shall cease to accrue on the day prior to the last day of the Commitment Period;

      Section 2.2. Section 3.1(b) of the Participation Agreement shall be and is hereby amended in its entirety to read as follows:

                  (b) Cash Collateral. Lessee shall have deposited the Required Cash Collateral Amount in the Cash Collateral Account in accordance with Section 5.3(b) hereof on such Advance Date.

      Section 2.3. Section 5.3(a) and (b) of the Participation Agreement shall be and are hereby amended in their entirety to read as follows:

                  (a)   Unrestricted Cash. Lessee shall at all times comply with
            Section 7.14(b) of the Bank Credit Agreement as in effect on September 28, 2001, without regard to any subsequent amendment, modification or waiver of said Section 7.14(b) (or any definition used therein) or the expiration, replacement or termination of such Bank Credit Agreement.

                  (b) Cash Collateral Account. (i) Pursuant to the Cash Collateral Agreement, on September 28, 2001 and on each

            Advance Date, Lessee shall cause (by delivery to the Securities Intermediary of, or by otherwise depositing into the Cash Collateral Account, sufficient Cash Collateral) Cash Collateral in an amount equal to (a) the Lease Balance plus the amount of Interest and Yield due on the next succeeding Payment Date, minus (b) the Lease Balance and Interest attributable to the Notes held by LSI (the "Required Cash Collateral Amount") to be held in the Cash Collateral Account, which Required Cash Collateral Amount shall be pledged to the Securities Intermediary as security for the obligations of Lessee under the Operative Documents.

                        (ii) On each Payment Date, Lessee shall furnish or cause to be furnished to Certificate Trustee a certificate in form reasonably satisfactory to Certificate Trustee setting forth, in a reasonably detailed calculation, the value of the Cash Collateral as of such date.

                        (iii) If on any date that a certificate is furnished in
            accordance with subsection (ii) of this Section 5.3(b) the value of the Cash Collateral shall be less than the Required Cash Collateral Amount, then Lessee shall pledge to the Securities Intermediary, by delivery to the Securities Intermediary or by otherwise depositing into the Cash Collateral Account, additional Cash Collateral in an amount such that the Cash Collateral is equal to or greater than the Required Cash Collateral Amount. If, on such date, the value of the Cash Collateral shall be greater than the Required Cash Collateral Amount and provided that no Default or Event of Default shall have occurred and be continuing, then Lessee may request that Securities Intermediary shall promptly release such excess amount to Lessee in an amount such that, after giving effect to such release, the value of the Cash Collateral remaining in the Cash Collateral Account held by the Securities Intermediary shall equal or exceed the Required Cash Collateral Amount (for the purposes of this subsection (iii), such released Collateral, "Surplus Collateral"). By 5:00 P.M., San Francisco, California time, on the next Business Day after receipt of such notice, the Securities Intermediary shall release such Surplus Collateral to the Lessee; provided, however, that after giving effect to such release, no Default or Event of Default shall have occurred and be continuing; and provided further, that no release of Surplus Collateral shall in any way affect the obligations of the Lessee pursuant to subparagraph (ii) of this
            Section 5.3(b).


      Section 2.4. Section 5.3(c), (d), (f) and (g) of the Participation Agreement shall be and are hereby amended in their entirety to read as follows:

                               "[Reserved]"

      Section 2.5. Section 6.3(a) of the Participation Agreement shall be and is hereby amended by amending the last sentence of Section 6.3(a)(i) in its entirety to read as follows:

            "Notwithstanding anything to the contrary contained herein or in any other Operative Document, (i) any Lender other than LSI may pledge or assign its rights under the Operative Documents in accordance with Section 6.3(f) without regard to the limitations contained in this Section 6.3(a) and (ii) LSI shall not assign any of its Notes to any Person without the prior written consent of each Participant."

      Section 2.6. Article VI of the Participation Agreement shall be and is hereby amended by adding thereto a new Section 6.5 to read as follows:

                  "Section 6.5. Set-Off. Lessee hereby irrevocably agrees that any amounts owed to LSI as a Lender or holder of a Note under any Operative Document, may be set-off against amounts owed by Lessee under the Lease, regardless of the adequacy of any collateral, including, without limitation, the Cash Collateral."

      Section 2.7. The following paragraph shall be added at the end of Section
9.5 of the Participation Agreement:

                  "Notwithstanding any other provision to the contrary contained in any Operative Document, none of LSI nor any Affiliate of Lessee shall have any rights whatsoever as a holder of a Note with respect to any amendments, modifications, waivers, approvals or consents, or directions with respect to the taking of any action, in each case, under the Operative Documents and for the purpose of determining whether the requisite percentage of the Lenders or Participants, as the case may be, approved or consented to any amendment, modification, waiver or consent to be given under any Operative Document, or have given any other approval or directed the taking of any action provided herein or therein to be taken upon the direction of all or a specified percentage of the Lenders or Participants, as the case may be, Notes directly or indirectly held by LSI or any of its Affiliates shall be deemed not to be outstanding."

      Section 2.8. Section 9.9(b) of the Participation Agreement shall be and is hereby amended in its entirety to read as follows:


                  "(b) Continuing Expenses. The continuing fees, expenses and disbursements (including reasonable counsel fees) of

            (i) Bank, set forth in the Trustee Fee Letter, (ii) Agent, set forth in the Agent Fee Letter, (iii) Arranger, as set forth in the Engagement Letter, and (iv) Participants, as set forth in Section 2.14(a), shall be paid directly by Lessee as Supplemental Rent, provided, however, that, no fees, expenses, indemnities or disbursements shall be payable to LSI as a Lender or holder of any Note."

      Section 2.9. The following definitions contained in Annex I of the Participation Agreement shall be and are hereby amended and restated in their entirety:

                  "Applicable Interest Rate Margin" shall mean, for each Payment
            Period, the interest rate margin set forth below (expressed in a percentage) opposite the Pricing Level for that Payment Period:


                      Pricing Level            Applicable Margin
                         I                           1.25%
                         II                          1.50%
                         III                         1.75%

            ; provided, however, with respect to the Notes held by Lenders other than LSI, the Applicable Margin shall be 0.50%; provided, further, if a Lease Event of Default exists, the Applicable Margin set forth opposite the Pricing Levels stated above or in the immediately preceding proviso shall be increased by 2.00%.

                  "Applicable Lender Commitment Fee Margin" shall mean, for each
            Payment Period, the margin set forth below (expressed in a percentage) opposite the Pricing Level for that Payment Period:



                      Pricing Level      Applicable Lender Facility Fee Margin

                           I                         0.20%
                           II                        0.25%
                           III                       0.30%

            ; provided, however, with respect to the Lenders other than LSI, the margin shall be 0.30%.

                  "Applicable Yield Rate Margin" shall mean, for each Payment
            Period, 2.00%; provided, however, if a Lease Event of Default exists, the Applicable Margin set forth above shall be increased by 2.00%.

                  "Lenders" shall mean the financial institutions party to the
            Loan Agreement and the Participation Agreement and listed as Lenders on the signature pages thereto and their permitted successors and assigns, including, without limitation, LSI so long as it is the holder of any Note.

                  "Lessee Collateral" shall mean all of Lessee's right, title and interest in and to each of the following, however arising and whether now existing or hereafter acquired or arising:

                  (a) the Items of Equipment (including all Parts thereof, accessions thereto and replacements and substitutions therefor);

                  (b)   the Subleases;

                  (c) the purchase agreements between Lessee and a Manufacturer with respect to the Items of Equipment;

                  (d) all other contracts necessary to purchase, operate and maintain the Items of Equipment;

                  (e) any rights to a rebate, offset or other assignment, warranty or service under a purchase order, invoice or purchase agreement with any manufacturer of any Item of Equipment;

                  (f) all books, manuals, logs, records, writings, software, information and other property solely relating to any of the foregoing;

                  (g) all cash, monies, certificates of deposits and investments held in the Cash Collateral Account; and

                  (h) all products, accessions, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e), (f) and
            (g) above and, to the extent not otherwise included, all payments under insurance (whether or not Lessor is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing collateral).

                  "Lessor Liens" shall mean Liens on or against any Item of
            Equipment, the Lease, the Trust Estate, the Cash Collateral, the Cash Collateral Account or any payment of Rent (a) which result from any act of, or any Claim against Lessor (in its individual capacity or in its trustee capacity as Lessor), the Trust, the Agent, the Securities Intermediary or any Participant, in either case, unrelated to the transactions contemplated by the Operative Documents, (b) which result from any Tax owed by Lessor (in its individual capacity), the Trust, Agent, the Securities Intermediary or any Participant, except any Tax for which Lessee is obligated to indemnify or (c) which result from any act or omission of Certificate Trustee (in its individual or in its trustee capacity), the Trust, Agent, the Securities Intermediary or any Participant that is in breach of such Person's covenants or agreements under the Operative Documents.

                  "Loan Documents" shall mean the Loan Agreement, the Notes, the
            Assignment of Lease and Rent, the Cash Collateral Agreement, the Control Agreement and all documents and instruments executed and delivered in connection with each of the foregoing.

                  "Operative Documents" shall mean, as the context requires:

                  (1)   the Participation Agreement;

                  (2)   the Trust Agreement;

                  (3)   the Lease;

                  (4)   each Lease Supplement;

                  (5)   Assignment of Lease and Rent;

                  (6)   each Assignment of Lease and Rent Supplement;

                  (7)   the Loan Agreement;

                  (8)   the Notes;

                  (9)   the Certificates;

                  (10)  the Cash Collateral Agreement; and

                  (11)  the Control Agreement.

                  "Required Lenders" shall mean, as of the date of the
            determination, subject to Section 9.5 of the Participation

            Agreement, Lenders holding Notes representing at least 51% of the unpaid principal amount of all Loans.

                  "Required Participants" shall mean, as of the date of the
            determination, subject to Section 9.5 of the Participation Agreement, Participants holding Notes and/or Certificates representing at least 51% of the outstanding Lease Balance.

      Section 2.10. The following shall be added as new definitions in alphabetical order to Annex I to the Participation Agreement:

                  "Assignment Agreement" shall mean the Assignment Agreement dated as of September 28, 2001 between the assignors and assignees named therein.

                  "Bank Credit Agreement" shall mean the Credit Agreement dated as of September 28, 2001 among Lessee, as Borrower, Bank of America N.A., as Administrative Agent and the other lenders party thereto.

                  "Cash Collateral" means certificates of deposit having a final maturity from the date of issuance of not more than (i) 30 days during the Interim Term and (ii) 90 days during the Base Term, issued by any commercial bank incorporated under the laws of the United States of America or any state thereof or the District of Columbia, which bank is a member of the Federal Reserve System, has a combined capital and surplus of not less than $500,000,000 and with a senior unsecured debt credit rating of at least "Aa3" by Moody's and "AA-" by S & P and is otherwise acceptable to all of the Participants.

                  "Cash Collateral Account" is defined in Section 1.1(a) to the
            Cash Collateral Agreement.

                  "Cash Collateral Agreement" means the Assignment of Cash
            Collateral Account dated as of September 28, 2001 executed by Lessee in favor of Certificate Trustee.

                  "Control Agreement" means that certain Control Agreement dated as of September 28, 2001 among the Securities Intermediary, the Lessee and the Certificate Trustee.

                  "LSI" means LSI Logic Corporation solely in its capacity as a
            Participant under the Loan Agreement and as a holder of Notes.

                  "Required Cash Collateral Amount" is defined in Section
            5.3(b)(i) of the Participation Agreement.

                  "Securities Intermediary" means Fleet National Bank, in its capacity as Securities Intermediary pursuant to the Cash Collateral Agreement, or its successors and permitted assigns.

                  "Surplus Collateral" is defined in Section 5.3(b)(iii) of the
            Participation Agreement.

      Section 2.11. Annex I of the Participation Agreement is amended by deleting the definitions of "Consolidated CMLTD", "Consolidated Tangible Net Worth", "Consolidated Total Debt", "Net Proceeds" and "Total Capital" contained in Annex I of the Participation Agreement.

      Section 2.12. Each of Schedules I-A, I-B and II to the Participation Agreement shall be and is hereby amended in its entirety in the form set forth hereto as Schedule I-A, I-B and II.

      Section 2.13. Schedule III to the Participation Agreement shall be and is hereby amended by adding the Equipment described hereto on Schedule III.

      Section 2.14. Article II of the Participation Agreement shall be and is hereby amended by adding new Sections 2.19 and 2.20 to read as follows:

                  "2.19. Right to Purchase following Event of Default. At any time following the fifth Business Day after the occurrence of a Lease Event of Default (without regard to any waiver thereof or any amendment or modification relating thereto or in contemplation thereof), (a) any holder of a Certificate (for purposes of this
            Section 2.19, the "Purchasing Certificate Holder") may require that
            (i) all, but not less than all, of the Lenders (other than LSI) sell their Notes and Commitments to the Purchasing Certificate Holder for an amount equal to the outstanding principal amount of such Notes plus accrued Interest up to and including the date of such sale and
            (ii) all, but not less than all, of the holders of Certificates other than the Purchasing Certificate Holder sell their Certificates and Commitments to the Purchasing Certificate Holder for an amount equal to the outstanding principal amount of such Certificates plus accrued Yield up to and including the date of such sale; and (b) any Lender other than LSI (for purposes of this Section 2.19, the "Purchasing Lender") may require that (i) all, but not less than all, of the other Lenders (other than LSI) sell their Notes and Commitments to such Purchasing Lender for an amount equal to the outstanding principal amount of such Notes plus accrued Interest up to and including the date of such sale and (ii) all, but not less than all, of the holders of Certificates sell their

            Certificates and Commitments to the Purchasing Lender for an amount equal to the outstanding principal amount of such Certificates plus accrued Yield up to and including the date of such sale.

                  Section 2.20 Sixty Day Right to Purchase. For a period of
            sixty days after September 28, 2001 Banc of America Leasing & Capital, LLC/Bank of America, N.A. (for purposes of this Section 2.20, the "Purchaser") and Fleet National Bank (for purposes of this
            Section 2.20, together with its successors and assigns, including any subsequent assignee hereunder, the "Seller") agree that Purchaser shall have the right, at its sole option, to purchase, and Seller shall have the obligation to sell, all Notes held by Seller for an amount equal to the outstanding principal amount of such Notes plus accrued Interest up to and including the date of such sale."

      Section 2.15. Section 9.5(a) of the Participation Agreement shall be and is hereby amended by adding, at the end of such Section 9.5(a) after the word "Documents", the following:

            "or modify or waive any provision of any Operative Document relating to the Cash Collateral"

SECTION 3. AMENDMENTS TO LOAN AGREEMENT.

      Section 3.1. Section 2.8 of the Loan Agreement shall be and is hereby amended in its entirety to read as follows:

                  "Section 2.8. Pro Rata Treatment and Payments. Except as
            otherwise set forth in Article III, each payment (including each prepayment) by Borrower on account of principal of and interest on the Loans shall be made pro rata to the Lenders according to the outstanding principal amount of the Loans held by each Lender. All payments (including prepayments) to be made by Borrower hereunder and under the Notes shall be made without set-off or counterclaim, except in the case of any Notes held by LSI which, regardless of the adequacy of any collateral, may be set-off against Rent owed by Lessee, and shall be made to Agent, for the account of the Lenders, at Agent's office referred to in Schedule II of the Participation Agreement, in lawful money of the United States of America and in immediately available funds. Agent shall distribute such payments to each Lender pursuant to the payment instructions set forth in
            Schedule II of the Participation Agreement, promptly upon receipt in like funds as received."

      Section 3.2. Section 2.10 of the Loan Agreement shall be and is hereby amended in its entirety to read as follows:

                  "Section 2.10. Payment from Trust Estate Only All payments to be made by Borrower in respect of the Loans and under this Loan Agreement shall be made only from the income and the proceeds from the Trust Estate and only to the extent that Borrower has received sufficient income or proceeds from the Trust Estate (including payments made by Lessee directly to Agent pursuant to Section 2.6(b) of the Participation Agreement) to make such payments in accordance with the terms of Article III, provided that, regardless of the adequacy of any collateral, the Agent may set-off amounts due on any Notes held by LSI against Rent due from Lessee under the Lease. Each Lender agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to such Lender as herein provided and that none of Borrower, any Certificate Purchaser or Agent is or shall be personally liable to any Lender for any amount payable hereunder or under any Note (except as provided in Section 7.10 hereof)."

      Section 3.3. Article III of the Loan Agreement shall be and is hereby amended by adding thereto a new Section 3.8 and Section 3.9 to read as follows:

                  "Section 3.8. Cash Collateral. Notwithstanding any provision to the contrary contained in any Operative Document, no Cash Collateral shall be allocated or used to pay any amounts owed to LSI as a Lender or holder of any Note and such Cash Collateral shall be applied pursuant to Section 3.3 without regard to LSI as a Lender or holder of any Note.

                  "Section 3.9. Distribution and Application of Receipts to LSI.
            Notwithstanding any provision to the contrary contained in any Operative Document, no payment of Rent or interest on overdue installments of Rent under the Lease or any other monies, amounts, collateral or proceeds thereof received by Agent, shall be allocated or used to pay any amounts due and payable to LSI as a Lender or holder of any Note and such Rent, monies, amounts, collateral and proceeds thereof shall be applied pursuant to the applicable provisions of Article III without regard to LSI as a Lender or holder of any Note, provided, however, that, regardless of the adequacy of any collateral, any amount that is due and payable to LSI as a Lender or holder of any Notes on any date shall be set off against Rent that is due and payable by Lessee under the Lease on such date, provided, further, that, notwithstanding anything in the foregoing to the contrary, in the event that any one or more Item(s) of Equipment is being purchased pursuant to Article XI or Section 12.1(b) of the Lease and such purchase is being effected by or on behalf of, and is being funded in full by a third party other than Lessee or any Lessee Affiliate and all other amounts due and owing by Lessee under the Operative Documents are paid in full, the provisions of this Section 3.9 (other than this proviso) shall not apply with respect to any amounts paid by such third party purchaser."

      Section 3.4. Section 6.2(a) of the Loan Agreement shall be and is hereby amended in its entirety to read as follows:

            "(a) Upon the occurrence of a Loan Event of Default, (i) if such event is a Lease Event of Default under clause (e) or (f) of Section
            9.1 of the Lease, automatically the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes shall immediately become due and payable,
            (ii) if such event is any other Lease Event of Default, with the consent of the Required Participants, Agent may, or upon the request of the Required Participants, Agent shall, by notice of default to Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable, and (iii) if the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes have become due and payable, whether pursuant to the immediately preceding clauses (i) or (ii) above, regardless of the adequacy of any collateral, all amounts owed to LSI as a Lender hereunder or under any Operative Document shall be set-off against Rent owed by Lessee under the Lease."

SECTION 4.  AMENDMENTS TO TRUST AGREEMENT.

      Section 4.1. Article III of the Trust Agreement shall be and is hereby amended by adding thereto a new Section 3.6 to read as follows:

                  "Section 3.6. Cash Collateral. Notwithstanding any provision to the contrary contained in any Operative Document, no Cash Collateral shall be used to pay any amounts owed to LSI."


SECTION 5.  AMENDMENTS TO ASSIGNMENT OF LEASE AND RENT AND SECURITY AGREEMENT.

      Section 5.1. The introductory paragraph of Section 2 of the Assignment of Lease and Rent shall be and is hereby amended in its entirety to read as follows:

            "To secure the obligations of the Assignor under the Loan Agreement and the Trust Agreement and the other Operative Documents, the Assignor hereby conveys, warrants, mortgages, grants, assigns, transfers and sets over to the Agent for the ratable benefit of the Participants, except for the Cash Collateral Account which shall not secure the obligations of the Notes held by Lessee and shall only secure the obligations of the Notes held by Lenders other than Lessee, a lien and security interest in all of the Assignor's right, title, interest, benefits, powers and privileges in and to all of the following described property (including, without limitation, each Item of Equipment described in a Supplement to this Assignment, as delivered from time to time in the form attached hereto as Exhibit A), whether now owned or held or hereafter acquired (collectively, "Lessor Collateral"):"

      Section 5.2. Section 2(f) of the Assignment of Lease and Rent shall be and is hereby amended in its entirety to read as follows:

                  "(f)  all Cash Collateral together with all estate, right, title, interest, benefits, powers and privileges of the Assignor under the Cash Collateral Account, the Cash Collateral Agreement and the Control Agreement and the right to do any and all other things whatsoever which the Assignor is or may be entitled to do thereunder;"

      Section 5.3. Section 2 of the Assignment of Lease and Rent shall be and is hereby amended by adding a new Section 2(g) to read as follows:

                  "(g)  all proceeds of the foregoing."

SECTION 6. REPRESENTATIONS AND WARRANTIES; REAFFIRMATION OF LIEN AND SECURITY INTEREST.

      Section 6.1 Representations and Warranties of Lessee. Lessee hereby represents and warrants to Certificate Trustee, Agent and the Participants that, after giving effect to the provisions hereunder, the following will be true and correct on the date hereof:

            (a)   The representations and warranties of Lessee set forth in
      Section 4.1 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date);

            (b) No Lease Default or Lease Event of Default has occurred and is continuing; and

            (c)   All of the Operative Documents are in full force and effect.

(Without limiting the scope of the term "Operative Documents", Lessee expressly acknowledges in making the representations and warranties set forth in this
Section 6.1 that, on and after the date hereof, such term includes this Amendment, the Cash Collateral Agreement and the Control Agreement.)

      Section 6.2. Representations and Warranties of Certificate Trustee. Certificate Trustee hereby represents and warrants to Agent, Lessee and the Participants that, after giving effect to the provisions hereunder, the following will be true and correct on the date hereof:

            (a) The representations and warranties of Certificate Trustee set forth in Section 4.3 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true in all material respects as of such date);

            (b)   No Loan Event of Default has occurred and is continuing; and

            (c)   All of the Operative Documents are in full force and effect.

(Without limiting the scope of the term "Operative Documents", Certificate Trustee expressly acknowledges in making the representations and warranties set forth in this Section 6.2 that, on and after the date hereof, such term includes this Amendment, the Cash Collateral Agreement and the Control Agreement.)

      Section 6.3. Representations and Warranties of Participants. As of the date hereof, each Participant represents and warrants, severally and only as to itself, to each of the other parties to the Participation Agreement that the representations and warranties of the Participants set forth in Section 4.2 of the Participation Agreement are true and correct in all material respects as if made on such date. (Without limiting the scope of the term "Operative Documents", each Participant expressly acknowledges in making the representations and warranties set forth in this Section 6.3 that, on and after the date hereof, such term includes this Amendment, the Control Agreement and the Cash Collateral Agreement.)

      Section 6.4. Representations and Warranties of Agent. As of the date hereof, Agent, in its capacity, represents and warrants to the Participants that, after giving effect to the provisions hereunder (and with respect to Section 4.4(f), as to the Cash Collateral and the Cash Collateral Account as well as the Items of Equipment), the representations and warranties of the Agent set forth in Section 4.4 of the Participation Agreement are true and correct in all material respects as if made on such date. (Without limiting the scope of the term "Operative Documents", Agent expressly acknowledges in making the representations and warranties set forth in this Section 6.4 that, on and after the date hereof, such term includes this Amendment, the Control Agreement and the Cash Collateral Agreement.)

      Section 6.5. Reaffirmation of Lien and Security Interest of Lessee. Lessee hereby reaffirms its grant of a lien and security interest to the Certificate Trustee in the Lessee Collateral as set forth in the Lease and as amended pursuant hereto.

      Section 6.6. Reaffirmation of Lien and Security Interest of Certificate Trustee. The Certificate Trustee hereby reaffirms its grant of a lien and security interest to the Agent in the Lessor Collateral as set forth in the Assignment of Lease and Rent and as amended pursuant hereto.

SECTION 7.   CONDITIONS TO EFFECTIVENESS OF THIS OMNIBUS AMENDMENT.

      Section 7.1. This Omnibus Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

            (a) this Omnibus Amendment, the Assignment Agreement, the Cash Collateral Agreement and the Control Agreement shall have been duly authorized, executed and delivered by the parties thereto, shall be in form and substance satisfactory to each Participant and an executed counterpart of each thereof shall have been received by each of the Participants, Agent, Certificate Trustee and Lessee; each of the documents referred to above shall be in full force and effect as to all parties and no Lease Default or Lease Event of Default shall have occurred or be continuing;

            (b) the Required Cash Collateral Amount shall have been deposited in the Cash Collateral Account;

            (c) the assignment of the Notes and Certificates as contemplated by the Assignment Agreement shall have been consummated and new Notes and Certificates evidencing such assignments shall have been duly issued to the Participants in exchange for the surrender of the original Notes and Certificates issued on the Document Closing Date;

            (d) all accrued Interest on the Notes and all accrued Yield on the Certificates to, but not including, September 28, 2001 shall have been paid to the appropriate Participants by Lessee;

            (e) each Participant, Agent and Certificate Trustee shall have received favorable opinions, in each case, dated September 28, 2001 of (i) Ray, Quinney & Nebeker, special counsel to Certificate Trustee, (ii) counsel or Assistant General Counsel of Lessee, and (iii) Latham & Watkins, special counsel to Lessee, in each case, in form and substance reasonably satisfactory to such recipient.

            (f) the Agent shall have received its processing fee from Lessee with respect to the assignments of the Notes and Certificates in an aggregate amount equal to $3,500;

            (g)   the Bank Credit Agreement shall have been consummated;

            (h) all UCC financing statements or amendments to existing UCC financing statements necessary to perfect the liens and security interests granted pursuant to the Operative Documents shall have been prepared, executed (to the extent required by law) and held by Agent for filing in the appropriate offices or locations;

            (i) amendments to that certain synthetic lease financing entered into among Lessee, ABN AMRO Bank, as Agent for the lessors and participants party thereto, shall have been executed and delivered in connection therewith and shall be in scope and form satisfactory to the Participants;

            (k) the reasonable fees and expenses of Chapman and Cutler and Hinckley, Allen & Snyder LLP shall have been paid;

            (l) the arrangement fee described in the Engagement Letter dated September 13, 2001 shall have been paid by Lessee to the Arranger;

            (m) All Governmental Actions and other approvals and consents required to be taken, given or obtained, as the case may be, by or from any Governmental Agency or other Person, that are necessary at such time for the performance of the terms hereof or any other Operative Document as amended hereby shall have been taken, given or obtained, as the case may be, shall be in full force and effect and shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise), except for any Governmental Action, consent, approval or authorization the failure to obtain which, or the appeal of or further procedures with respect to which, would not reasonably be expected to have a Material Adverse Effect; and

            (n) Agent shall have received (x) a certificate of the Secretary or Assistant Secretary of Lessee and Certificate Trustee attaching and certifying as to: (i) the corporate authority for the execution, delivery and performance by Lessee or Certificate Trustee, as the case may be, of each Operative Document to which it is or will be a party, (ii) its organizational documents, (iii) its by-laws, and (iv) the incumbency and signature of persons authorized to execute and deliver such documents on behalf of Lessee or Certificate Trustee, as the case may be, and (y) a good standing certificate from the appropriate Governmental Agency as to the good standing of Lessee or Certificate Trustee, as the case may be, in its jurisdiction of formation.

Upon the satisfaction to the Participants (other than the Lessee) of all of the foregoing, this Omnibus Amendment shall become effective.

SECTION 8.  MISCELLANEOUS.

      Section 8.1. This Omnibus Amendment shall be construed in connection with and as part of each of the Operative Documents, and except as modified and expressly amended by this Omnibus Amendment, all terms, conditions and covenants contained in the Operative Documents are hereby ratified and shall be and remain in full force and effect. The execution, delivery and effectiveness of this Omnibus Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Certificate Trustee, Agent or the Participants, nor constitute a waiver of any provision of any Operative Document.

      Section 8.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Omnibus Amendment may refer to the Operative Documents without making specific reference to this Omnibus Amendment but nevertheless all such references shall include this Omnibus Amendment unless the context otherwise requires.

      Section 8.3. The descriptive headings of the various Sections or parts of this Omnibus Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

      Section 8.4. THIS OMNIBUS AMENDMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF, THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.

      Section 8.5. This Omnibus Amendment shall be binding upon and inure to the benefit of Lessee, Certificate Trustee, Agent and the Participants and their respective permitted successors and assigns. All references in this Omnibus Amendment to any Person shall be deemed to include all successors and assigns of such Person.

      Section 8.6. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Omnibus Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.



                            [Signature pages follow]

           IN WITNESS WHEREOF, Lessee, Certificate Trustee, Agent and the Participants have caused this Third Amendment to Participation Agreement and Omnibus Amendment to Operative Documents to be executed as of the day and year first above written.



LESSEE:                              LSI LOGIC CORPORATION

                                     By:________________________________________
                                         Name:__________________________________
                                         Title:_________________________________


CERTIFICATE TRUSTEE:                 WELLS FARGO BANK NORTHWEST, NATIONAL
                                       ASSOCIATION (f/k/a First Security Bank,
                                       National Association), not in its
                                       individual capacity but solely as
                                       Certificate Trustee

                                     By:________________________________________
                                         Name:__________________________________
                                         Title:_________________________________


AGENT:                               WELLS FARGO BANK NEVADA, NATIONAL
                                       ASSOCIATION (f/k/a First Security Trust
                                       Company of Nevada), not in its individual capacity but solely as Agent


                                     By:________________________________________
                                         Name:__________________________________
                                         Title:_________________________________


PARTICIPANTS:                        BANC OF AMERICA LEASING & CAPITAL, LLC

                                     By:________________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                     By:________________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                     FLEET NATIONAL BANK

                                     By:________________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                     LSI LOGIC CORPORATION

                                     By:________________________________________
                                         Name:__________________________________
                                         Title:_________________________________

                                                                    SCHEDULE I-A
                                                      TO PARTICIPATION AGREEMENT

                       CERTIFICATE PURCHASERS' COMMITMENTS


        CERTIFICATE PURCHASERS                                COMMITMENT AMOUNTS
        ----------------------                                ------------------
Banc of America Leasing & Capital, LLC                           $  7,410,600

Total Certificate Purchaser's Commitments                        $  7,410,600

Total Loan Commitments                                           $172,589,400

TOTAL COMMITMENT                                                 $180,000,000



                              COMMITMENT PERCENTAGE

                                                              Noneligible Accrued Amounts
                                                                 COMMITMENT PERCENTAGE
                                              Commitment      ---------------------------
                                              Percentage
         CERTIFICATE PURCHASERS               ----------
         ----------------------
Banc of America Leasing & Capital, LLC              100%                   100%

Total Certificate Purchaser's Commitment        3.00000%             100.00000%

Total Loan Commitments                         97.00000%
                                              ---------
TOTAL COMMITMENT                              100.00000%

                                                                    Schedule I-B
                                                      TO PARTICIPATION AGREEMENT

                              LENDERS' COMMITMENTS


                                                        COMMITMENT
                  LENDERS                                 AMOUNTS
                  -------                               -----------

Fleet National Bank                                    $ 21,317,400
LSI Logic Corporation                                  $151,272,000
                                                       ------------

Total Loan Commitments                                 $172,589,000

Total Certificate Purchaser's Commitments              $  7,410,600

TOTAL COMMITMENT                                       $180,000,000



                 LENDERS                                       COMMITMENT
                 -------                                       PERCENTAGE
                                                               ----------
Fleet National Bank                                             11.97831%
LSI Logic Corporation                                           85.02169%

Total Loan Commitment Percentage                                97.00000%

Total Certificate Purchaser's Commitment Percentage              3.00000%

TOTAL COMMITMENT PERCENTAGE                                    100.00000%

                                                                    SCHEDULE II
                                                     TO PARTICIPATION AGREEMENT


                   NOTICE INFORMATION AND PAYMENT INSTRUCTIONS

           LESSEE AND LENDER

           LSI Logic Corporation
           1551 McCarthy Blvd.
           Milpitas, California  95035
           Contact:     Anita Prasad, Vice President -- Treasury & Tax
           Telephone:   (408) 433-8000
           Fax:         (408) 433-6896

           Wire Instructions:
           Bank of America
           ABA#  121-000-358
           Account Name:  LSI Logic Corporation
           Account No.:  12335 01388
           Notify Tanu Mahajan at (408) 433-4033 when sent.

           CERTIFICATE TRUSTEE

           Wells Fargo Bank Northwest, National Association
           79 South Main, 3rd Floor
           Salt Lake City, Utah  84111
           Attn:  Nancy Dahl/Vice President
           Telephone:  801-246-5630
           Fax:        801-246-5053
           Email:      nancy.m.dahl@wellsfargo.com

           BUSINESS CONTACT:

           Wells Fargo Bank Northwest, National Association
           79 South Main, 3rd Floor
           Salt Lake City, Utah  84111
           Attn:  Nancy Dahl/Vice President
           Telephone:  801-246-5630
           Fax:        801-246-5053
           Email:      nancy.m.dahl@wellsfargo.com

           AGENT

           Wells Fargo Bank Nevada, National Association
           79 South Main Street, 3rd Floor
           Salt Lake City, Utah  84111
           Attention:  DeAnn Madsen/Trust Officer
           Phone:     801-246-5630
           Fax:       801-246-5053
           Email:     deann.madsen@wellsfargo.com

           PAYMENT/WIRING INSTRUCTIONS:

           Wells Fargo Bank Northwest, National Association
           79 South Main Street
           Salt Lake City, Utah  84111
           ABA Routing #  121-000-248
           Account #051-0922115
           Reference: LSI Logic

           CERTIFICATE HOLDER

           BANC OF AMERICA LEASING & CAPITAL, LLC

           Address for All required Documentation and Financial Information

           555 California Street, 4th Floor
           San Francisco, CA  94104

           CREDIT CONTACTS

           PRIMARY:

           Gino Verza
           555 California Street, 4th Floor
           San Francisco, CA  94104
           Telephone:  415-765-7496
           Facsimile:  415-765-7418
           E-mail:  Gino.e.verza@bankofamerica.com

           BACK-UP:

           Bob Stark
           555 California Street, 4th Floor
           San Francisco, CA  94104
           Telephone:  415-765-7409
           Facsimile:  415-765-7353
           E-mail:  Robert.Stark@bankofamerica.com

           ADMINISTRATIVE CONTACTS

           Anita Garfagnoli
           555 California Street, 4th Floor
           San Francisco, CA  94104
           Telephone:  415-765-1803
           Facsimile:  415-765-7373
           E-mail:  Anita.l.garfagnoli@bankofamerica.com

           PAYMENT/WIRE INSTRUCTIONS

           Bank of America, NA (San Francisco, CA)
           ABA No.:  121-000-358
           Account No.:  12578-03258
           Account Name:  BA Leasing & Capital, LLC
           Attention:  Controller
           Ref:  LSI Logic Corporation

           LENDER

           FLEET NATIONAL BANK

           Address for All required Documentation and Financial Information

           100 Federal Street
           Boston, MA  02110

           CREDIT CONTACTS

           PRIMARY:

           Lee A. Merkle-Raymond
           435 Tasso Street, Suite 250
           Palo Alto, CA  94301
           Telephone:  650-470-4130
           Facsimile:  650-853-1425
           E-mail:  lee_a_merkle-raymond@fleet.com

           ADMINISTRATIVE CONTACTS

           Technology Loan Administrator
           100 Federal Street
           Boston, MA  02110
           Telephone:  617-434-4218
           DE 100-09H

           PAYMENT/WIRE INSTRUCTIONS

           Fleet National Bank
           ABA No.:  011000138
           Account No.:  1510351-66156
           Account Name:  LA Suspense
           Ref:  LSI Logic Corporation

                                  SCHEDULE III

                              LSI LOGIC CORPORATION
               2001 BANK OF AMERICA SYNTHETIC LEASE EQUIPMENT LIST
                          ADDITIONAL EQUIP. AUG-SEPT 01



                 EQUIPMENT         MANUFACTURER          OTHER                                  DELIVERY    INTERNAL
 LOCATION       DESCRIPTION           MODEL           DESCRIPTION       PO #         SERIAL #     DATE       ORDER #
-----------------------------------------------------------------------------------------------------------------------
Gresham        IPEC 776 W          SPEEDFAM-IPEC                     4500019464-3     SN 111     2/16/01     6960742

Gresham        Alliance Contact    LAM                               4500034666-10                           6961166
                 Via 4520

Gresham        Alloy Furnace       ASML                              4500036032-1                 4/9/01     6605091

Gresham        Alliance NitSpcr    LAM                               4500034666-3                 4/9/01     6961165
                Etcher 9400

Gresham        Add CVD TiN         APPLIED MATERIALS                 4501009529-1                5/31/01     6960712
                Chambers

Gresham        ResMap              CREATIVE DESIGN                   4501004829-1                 7/6/01     6605175
                                    ENGINEERING

Gresham        ASML                ASML                              4500032492-9                8/10/01     6961179
                PAS5500/400C
                I-LINE
                SCANNER STP

Gresham        ES20 SEM            KLA-Tencor                        4501018992-1                            6961167
                Inspect W/ ADC
                Upgrade





                  FORECASTED      PERMITTED                      FORECASTED                    PERMITTED
                 ACQUISITION    INSTALLATION     FORECASTED      DELIVERY    ACQUISITION     INSTALLATION     PURCHASE DATE
 LOCATION           COST            COST         TOTAL COST        DATE         COST            COST        APPRAISAL VALUE
---------------------------------------------------------------------------------------------------------------------------
Gresham         3,013,724.24       400,000      3,413,724.24      2/1/01     3,027,255.63       400,000       3,427,255.63

Gresham         3,961,609.50    480,000.00      4,441,609.50      3/1/01     3,934,840.44       480,000       4,414,840.44

Gresham         1,008,638.10    176,000.00      1,184,638.10      4/1/01       832,730.67       176,000       1,008,730.67

Gresham         3,640,039.65    550,000.00      4,190,039.65      4/1/01     4,240,400.50       550,000       4,790,400.50

Gresham         1,126,664.00       100,000      1,226,664.00      5/1/01       952,240.70       100,000       1,052,240.70

Gresham           114,972.00        15,000        129,972.00      7/1/01       135,175.54        15,000         150,175.54

Gresham         5,000,000.00       440,000      5,440,000.00      8/1/01     4,502,909.13       220,000       4,722,909.13

Gresham         6,300,000.00    150,000.00      6,450,000.00      1/1/02
                --------------------------------------------
                                               26,476,647.49



                                        8